PROMISSORY NOTE


U.S.:  20,000.00                       Signed at: 6235 S. 90th Street, Omaha, NE


FOR VALUE RECIEVED. the undersigned INTERACTIVE GAMING & WAGERING ("Borrower") promise(s) to pay unto BRYAN P. ABBOUD ("Noteholder"), on order, the principal sum of Twenty Thousand Dollars ($20,000.00) with a flat 8% rate due on the principal. Principal shall be payable by wire transfer to Noteholder, or such other account as Noteholder may designate.

This Note is payable upon demand and may be prepaid in whole or in part at any time without penalty.

In the event of default, Borrower shall be responsible for all costs of collection, including, but not limited to, attorney fees.


Date:  August 1, 1998                  /s/ Bryan P. Abboud
                                       Borrower
                                       Bryan P. Abboud, President
                                       INTERACTIVE GAMING & WAGERING


Date:  August 1, 1998                  /s/ Bryan P. Abboud
                                       Noteholder
                                       Bryan P. ABBOUD